Exhibit 99.1

1 Innovative Therapeutics For Respiratory Health Investor Presentation 1Q-2022

2 Forward Looking Statement These forward-looking statements relate to future events or future financial performance of the Company. All such forward-looking statements involve risks and uncertainties and are not guaranties of future performance. An investment in the securities of Aridis is speculative in nature, involves a high degree of risk, and should not be made by an investor who cannot bear the economic risk of its investment for an indefinite period of time and who cannot afford the loss of its entire investment. These include many important factors that affect our ability to achieve our stated objectives including, but not limited to: We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. * * The timing of regulatory submissions; Our ability to obtain and maintain regulatory approval of our existing product candidates and any other product candidates we may develop, and the labeling under any approval we may obtain; Approvals for clinical trials may be delayed or withheld by regulatory agencies; Pre-clinical and clinical studies will not be successful or confirm earlier results or meet expecta- tions or meet regulatory requirements or meet performance thresholds for commercial success; The timing and costs of clinical trials, the timing and costs of other expenses; Our ability to obtain funding from third parties; Management and employee operations and execution risks; Loss of key personnel; Competition; Market acceptance of products; Intellectual property risks; Assumptions regarding the size of the available market, benefits of our products, product pricing, timing of product launches; The uncertainty of future financial results; Risks associated with this offering; Our ability to attract collaborators and partners; Our reliance on third party organizations. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. * * We have filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents we have filed with the SEC for more complete information about us and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at http://www.sec.gov.Alternatively, we, any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it from Cantor Fitzgerald & Co., Attention: Capital Markets, 499 Park Avenue, 6th Floor, New York, NY 10022; email: prospectus@cantor.com. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. * * * * * * * * * * * *

3 Corporate Summary Late clinical stage company with two (2) Phase 3 assets ▪ First-in-Class & first-line treatment [AR-301] and prevention [AR-320] of acute pneumonia ▪ ~$1 Billion market opportunities ▪ Strong Phase 2 clinical data in patients, supporting safety & efficacy Near-term clinical data readouts in three (3) clinical programs [within 9-12 months] Seasoned management team

4 Employing Human Monoclonal Antibody for Infections mAb Toxins Monoclonal Antibody (mAb) Antibiotics Virus Bacteria Benefits of mAbs: Targeted, Durability of action, Predictable safety

Product Pipeline

Products	Targets	Pre-Clinical	IND	Phase 1	Phase 2	Phase 3	Next Milestone
AR-301 mAb (tosotoxumab)	Gram (+) Bacteria *S. aureus* α -toxin	Pneumonia Treatment					Phase 3 data 2H2022
AR-320 mAb (suvratoxumab)	Gram (+) Bacteria *S. aureus* α-toxin	Pneumonia Prevention					Phase 3 Global launch 1H2022
AR-501 (Panaecin)	Gram (-) & (+) Iron Pathways	Cystic Fibrosis					Phase 2a data 1H2022
AR-701 mAb	COVID-19 Virus Spike Protein	COVID-19					Phase 1/2a 1H2022
AR-401 mAb	Gram (-) Bacteria *A. baumannii*	Bacteremia					tbd

5

6 Healthcare Burden of S. aureus Bacterial Infections ~252,000 ICU patients US claims database (2018)* Survey of 30 cases (median) n=201 Hospital Days n=394 In-Patient Costs Hospital Pharmacy Laboratory 44.4% 21.0% 16.3% 60 days $220,000 37.9 40 days Respiratory Treatment (Mech. ventilation) Radiology (+CT Scans) Cardiology 9.3% 3.3% 1.9% $110,000 20 days 7.2 Operating Room Diagnostics (Blood ECG) 1.4% 1.9% Control Staph Control Staph Pulmonary Diagnostic Orthopeadic 0.4% 0.3% ICU stay 1.1 day 6.9 days 1.1 day 6.9 days All Cause Mortality 3% 16% 3% 16% Restrepo (2010) ICHE 31:509-515 *Kyaw MH et al., 2015 BMC Health Serv Res. 15:241 $146,978 $33,851

$6 Billion Market for *S. aureus* HAP/VAP

Estimated $6 billion annual healthcare cost burden attributable to *S. aureus* nosocomial pneumonia[3]

AR-301 adressable patient population: 648,000[1]



Breakdown of Strains
MRSA
52%
MSSA
48%

Potential S. aureus HAP/VAP Patients by Market[1]



U.S.A.
222,750
Europe
337,500
Japan
87,750

AR-320 adressable patient popl'n ~1.8 million[2]



*Sources

1 Paling FP, BMC Infect Dis. 2017;17(1):643
2 Francois, B. et al. Lancet Inf. Dis. 2021; https://doi.org/10.1016/S1473-3099(20)30995-6
3 Warren DK, Outcome and Attributable Cost of VAP among ICU patients in a suburban medical center, Critical Care Med 2003;31(5):1312-7.

Lifecycle opportunities include surgical site, skin/skin structure, UTI, and BSI infections due to *S. aureus*

7

8 AR-301 & AR-320 Mechanism of Action: Interstitium Normal Alveolus Alveolar air space TargetsS. aureus α-Toxin Type 1 cells Staphyllococcus aureus Macrophages α-toxins Anti-toxin monoclonal antibody approach is a proven MOA, e.g. mAb PMN Necrosis α-toxins attacking immune cell Commercialized: α-toxins Intact immune cell C. Difficile mAb Bezotoxumab (MRK) Anthrax mAb Raxibacumab (GSK- EBSI) Gram (+) bacteria: S. aureus Host cells killed by α-toxins* T-cells Pneumoncytes Endothelial cells Red blood cells Neutrophils Macrophages, Monocytes *Toxins 2013, 5(6), 1140-1166

9 AR-320 (suvratoxumab) Prevention of acute pneumonia in S. aureus colonized, mechanically ventilated ICU patients

10 5,000 mg 750 mg AR-320: Favorable Phase 1 & 2 PK and Safety Data Exceptionally long plasma half-life (T1/2 of 80 to 112 days) Phase 1 Healthy Adults (n=36) Few adverse events (AEs) deemed related to AR-320 Suvratoxumab demonstrated a favorable safety Half-life extension resulted in exceptionally long exposure, up to one (1) year post-dose 10,000 1,000 100 10 Phase 2 ICU S. aureus Colonized Patients (n=196) Adverse events (AEs) , SAEs, deaths were balanced between Placebo and AR-320 Suvratoxumab demonstrated a favorable safety, PK, and ADA profile 1 360 300 0 60 120 180 240 Time since start of infusion (days) Mean Serum C oncentration (ug/mL)

AR-320: Phase 2 'SAATELLITE' Study Completed

- Randomized, double blinded, placebo-controlled Phase 2 study in 50 EU & US clinical sites (conducted by AstraZeneca & EU IMI's COMBACTE Consortium)
- Patient population: Intubated ICU patients colonized with *S. aureus* bacteria but did not yet have pneumonia
- Primary endpoint: Incidence of *S. aureus* pneumonia* within 30 days post-IV dose (FDA & EMA-negotiated endpoint)



Placebo IV infusion
n = 100
S. aureus colonization confirmation by PCR, randomize & dose
n = 96
AR-320 at 5,000mg IV infusion
30-Day
Incidence of S. aureus pneumonia*

*Adjudicated by panel of VAP experts & radiologists who are blinded to the treatment assignment

11

12 AR-320 Phase 2: Attained Statistical Significance ( < 65yrs old) Pre-Speciﬁed Groups All subjects Low S. aureus (mITT) <65 yrs old 5 VAP bundles** burden 10 n =196 n =128 n =101 n =72 0 -10 -20 -30 -40 -50 -60 (Phase 3 Target Population) -70 p-value 0.069 -80 *p-value < 0.10 is statistically significant per agreement with FDA & EMA, and allowed per FDA Guidance for VAP indication (see FDA Guidance for HAP/VAP, 2013) **5 VAP Bundles is a clinical outcome improvement assessment (elevation of the head of the bed, daily 'sedation vacation' & daily assessment of readiness to extubate, etc.) See Francois, B. et al. 2021 Lancet Infectious Diseases ‘mITT’ is microbiological confirmed intend to treat population Relative Risk Reduction of S.aureus P n e u m o n i a Compared to Placebo (% ) p-value 0.166 p-value p-value 0.075* 0.075*

13 Net Difference compared to Placebo 40 Hospitalization days Mechanical ventilation days ICU days 35 0 -1 -3 -5 -7 -9 -11 30 25 1.9 days 20 15 10 8.8 days Hospitalization days ICU days Mechanical ventilation days Placebo AR-320 He a l t h c a r e Utilization (Mean days) 3.3 days 30.3 20.0 16.7 14.6 12.7 He a l t h c a r e Utilization (Mean days) 39.1 AR-320 Phase 2: Pharmacoeconmic outcomes for the Phase 3 target population (<65 yrs old)

AR-320 Phase 3 'SAATELLITE-2' Trial Design

1-to-1 randomized, double-blind, placebo-controlled, single dose IV

Targeting 564 patients (12 to 65yrs old) colonized w/*S. aureus* (no VAP) across 200 sites in ~20 countries (U.S., EU, Asia)



n = 282
Placebo buffer
IV
infusion
S.a. colonization confirmation by PCR, randomize & dose
30-Day
Incidence of all-cause pneumonia*
n = 282
AR-320 at
5,000mg
IV
infusion

Evaluating the potential of AR-320 (5,000 mg) to prevent *S. aureus* pneumonia vs. placebo

Single confirmatory Phase 3 prior to BLA

Interim futility analysis in mid-2023 and final data readout in 1H2024

*n=564 translates to ~99% power to achieve $p<0.05$ for the primary endpoint of All-cause Pneumonia. For secondary endpoint of All-cause Pneumonia or Death, 564 translates to a power of 90%

14

15 AR-301 (tosatoxumab) Treatment of S. aureus ventilator associated pneumonia

16 AR-301: Therapeutic Treatment of Acute Pneumonia Superiority Trial Design VS. AR-301 Standard of Care Standard of Care With positive data, provides for value-based premium reimbursement Antibiotics alone Adjunct therapy

AR-301 Phase 2a: Trial Recently Completed

Design	Randomized, double-blind, placebo-controlled, single ascending dose of AR-301 31 sites across EU and U.S.
Patient Selection	48 patients with HAP or VAP caused by S. aureus
Groups	**SOC [antibiotics alone] + Placebo n=16** **SOC + AR-301 (1 mg/kg) n= 6** **SOC + AR-301 (3 mg/kg) n= 8** **SOC + AR-301 (10 mg/kg) n=10** **SOC + AR-301 (20 mg/kg) n= 8**
Primary Endpoint	✓ **Safety and pharmacokinetics**
Secondary Endpoint	✓ Time to removal of ventilator (VAP patients) ✓ Microbiological cure ✓ Shorter time to eradication ✓ Days in ICU ✓ Hospitalization days All-cause mortality Clinical cure rate

Francois, B. et al. 2018 Intensive Care Medicine

✓ **Data trend in favor of adjunctive treatment benefit**

17

18 Phase 2 Aggregated AR-301 treated VAP groups exhibited lower probability of requiring mechanical ventilation vs. placebo. Francois, B. et al. 2018 Intensive Care Medicine. P r obabili t y of R e c eiving M echanical V e n til a tion 100% 80% 60% 40% 20% 0 5 10 15 20 25 Days on Mechanical Ventilators improvement +AR-301 Pooled (n=20) Antibiotics alone (n=5) 50% AR-301 Phase 2 Efficacy: Time on Mech. Ventilation

AR-301 Phase 3 (on-going): Trial Design

1-to-1 randomized, double-blind, placebo-controlled, single dose I.V.

Evaluating the potential of adjunctive AR-301 (20 mg/kg) to SOC antibiotics vs. antibiotics alone

Targeting 240* patients with VAP caused by *S. aureus* across 125 sites in 20 countries (U.S., EU, Asia)

(ClinicalTrials.gov ID NCT03027609)

Primary endpoint of clinical cure rate at day 21

Top-line data expected 2H2022


Placebo buffer
IV infusion
Broad
spectrum
antibiotics
n = 120
Randomize
& Treat
n = 120
Day 21
Test of
Clinical
Cure**
AR-301 at 20 mg/kg
IV infusion
Broad
spectrum
antibiotics

**Sample size at 90% power ($p<0.05$) [20% absolute effect size]: n=138

*Dependent on extent of COVID-19 related ICU utilization

19

20 AR-301 Phase 3: Powering Calculation and Assumptions Primary Endpoint: Clinical Cure Rate Study Power 80% 90% Control (SOC) AR-301 + SOC Absolute Difference mITT per group Total Enrolled (p<0.05) 75% 75% 95% 95% 20% 20% n = 55 n = 69 n = 110 n = 138 Phase 3 enrollment target = 240 patients* (i.e. over-powered versus n=138 patients to achieve superiority in primary endpoint) *Dependent on extent of COVID-19 related ICU utilization ‘mITT’ is microbiologically confirmed intent to treat population

21 Covering Prevention and Treatment of S.a. HAP/VAP Projecting $1Bn+ market opportunity for each candidate AR-320 Suvratoxumab Prevention Lung colonized, high risk but does not yet have VAP AR-301 Tosatoxumab Treatment Confirmed infection ventilator-assoc. pneumonia *Assumptions: MRSA-only VAP, 60% adoption rate due to first-line, $10,000 per regimen **S. aureus colonized, intubated, without VAP symptoms, $5,000 per regimen, 15% adoption rate Tot a l S a l e s ( $ m illion s) AR- 320 $2,500 Total $2,000 $1,500 AR-301* $1,000 AR-320** AR-301 approval $500 approval $0 2022 2024 2026 2028 2030 2032 2034 2036 2038

22 AR-501: Novel Inhaled Non-Antibiotic Small Molecule Anti-infective Mechanism of Action Iron (Fe) is necessary for bacterial metabolic functions. AR-501 (gallium, Ga) replaces Fe Ga Gallium AR-501 impairs multiple bacterial functions, while standard antibiotics inhibit single targets

23 AR-501 Phase 1/2: Healthy & Cystic Fibrosis Patients CF Foundation Funded Phase 1 Healthy Volunteers Phase 2 Cystic Fibrosis Patients (on-going) PARI eFlow nebulizer Done Single Ascending Dose 6 mg 20 mg 40 mg Multiple Ascending Doses t = 0, 1, 2 weeks 18 patients AR-501 6 patients Placebo 6 mg 20 mg 40 mg Primary Endpoint: Safety and PK Secondary Endpoints: Lung function of CF patients (changes in FEV1) Sputum bacteriology 30 patients AR-501 15 patients Placebo Done Multiple Ascending Doses t = 0, 1, 2, 3, 4 weeks 6 mg 20 mg 40 mg Ph2a data readout: mid-22 18 patients AR-501 6 patients Placebo Ph1 study results: AR-501 was well tolerated

24 A single IV dose of gallium resulted in statistical significant improvement in lung infection Proxy Data: Safety & Efficacy of IV Gallium Demonstrated Intent to Treat Population CF Patients 10% 8% 6% 4% 2% 0% -2% -4% -6% Inhaled Delivery mg/mL Gallium 300 1 Day 6 Days 14 Days 28 Days 56 Days Gallium Placebo 60 59 60 57 58 57 Patients 60 56 Patients 59 56 Patients Patients Patients 2 Data from University of Washington: Goss, C. et al. 2018 N. Am. Cystic Fibrosis Conference Abstract #307 (*estimate based on animal PK data) M ean R el ati v e Change from Baseline in FEV1 (L) Sputum c on c e n t ra tion Inhal e d ( es t ..) IV

25 AR-701: COVID-19 mAb Cocktail for I.M. & Inhalation – Broad, pan-coronavirus cocktail utilizing dual mechanism of action • Effective against Omicron, more future-proof against SARS-COV2 variants • Effective against SARS, MERS, seasonal human coronaviruses – Efficacious in ACE2 & hamster challenge models – Intramuscular and Inhaled formulation options – Long-acting, mAbs are half-life extended – Targeting non-hospitalized COVID population with self-administered, at- home treatment – Phase 1/2 data in 2H2022 Self-administered inhaled formulation option

26 Key Milestones: Multiple clinical data readouts in 2022 2023 2022 Q1 Q4 Q3 Q3 Q4 Q1 Q2 Q2 Phase 3 Data AR-301 Toxin Blocker AR-320 Toxin Blocker Phase 3 Initiation AR-501 Cystic Fibrosis Phase 2a Data Phase 2/3 Data AR-701 COVID-19 Phase 1/2 Data

27 l PEXTM Monoclonal Antibody Discovery & Production Platform Technology CRISPR Guided Integration Convalescent COVID-19 patient PEXTM Nanoarrays B-cell repertoire screening B-cell Selected Cloned CDRs or H&L of IgG’s B.R.E.A.T.H. TM CHO cell line GMP Manufacturing PEXTM Discovery,Development, and Manuf. 12-15 months potential time saving TRADITIONAL: Discovery,Development, and Manufacturing 0 3 6 9 12 15 18 21 24 27 Months Y Y

28 Financial Information As of 9/30/2021 ▪ Cash & Cash Equivalents ▪ Q3 Burn ▪ Shares Authorized ▪ Shares Outstanding $18.2m $ 8.7m 100m 14,054,036 Analyst Coverage ▪ Cantor Fitzgerald (Louise Chen) ▪ HC Wainwright ( Vernon Bernadino) ▪ ROTH Capital (Jonathan Aschoff ) ▪ Maxim Group (Jason MacCarthy) ▪ Northland Securities (Carl Byrnes)

29 Senior Management Hasan Jafri Chief Medical Officer (AstraZeneca/Medimmune) Vu Truong CEO, Director (Medimmune, Aviron) Fred Kurland Chief Financial Officer (XOMA, PDL, Aviron) Steve Chamow VP, Development (Genentech, Abgenix) Elizabeth Leininger VP, Regulatory & Quality (FDA, GSK, Chiron/Novartis) Franco Merckling SVP, Operations (Eli Lilly, Eisai, Merck)

30 Board of Directors Eric Patzer, Ph.D. Chairman (Co-Founder, Aridis) Robert Ruffolo, Ph.D., D.Sc. (Former President Wyeth/Pfizer) Craig Gibbs, Ph.D., M.B.A. (Commercial Gilead; Genentech) Vu Truong, Ph.D. (CEO, Aridis) Susan Windham-Bannister, Ph.D. (Assoc. Women in STEM, Mass. Life Sci. Ctr) John Hamilton, M.B.A. (CFO, Depomed; BioMarin)